UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

Dynamic Energy Alliance Corporation
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

10000 North Central Expressway Suite 400 Dallas, Texas 75231
(Address of principal executive offices)

(214) 838-2687
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

DYNAMIC ENERGY ALLIANCE CORPORATION

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibits

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2013 Dynamic Energy Alliance Corporation (the “Company” or the “Registrant”) entered into a series of repurchase agreements (the “Repurchase”) with each of the holders of its Series A Convertible Preferred Stock.  The Registrant entered into the Repurchase in order to eliminate future dilutive issuances as a result of the make good provisions in the Company’s Series A Preferred Stock.  By entering into the Repurchase, the Registrant was also able to reduce its convertible share exposure by 33% and eliminate the 75% override control held by the Series A Preferred Stock holders.  In exchange for the Repurchase, each of the Series A Preferred Stock holders were issued common stock in the Company based on a weighted average conversion rate of 67% of the conversion rate owed to each of the Series A Preferred Stock holders pursuant to the current terms of the Series A Preferred Stock.

Pursuant to the terms of the Repurchase, the following individuals were issued shares of common stock in exchange for the repurchase of their Series A Preferred Stock.  (The individuals listed in the table below shall be collectively referred to as the “Preferred Holders”)

Name	Shares of Common Stock
Charles R. Cronin Jr.	54,953,990
James Michael Whitfield	15,094386
Harvey Dale Cheek	17,725,860
Dr. Earl Beaver	3,267,876
TOTAL	91,042,112

A copy of the Form of Repurchase Agreement is attached to this Form 8-K as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Repurchase set forth in Item 1.01 above, the Registrant issued 91,042,112 shares of common stock to the Preferred Holders set forth in the table below based on a weighted average conversion rate of 67% of the conversion rate owed to Preferred Holders pursuant to the current terms of the Series A Preferred Stock. A total of 91,041,112 shares of Common Stock of the Company were issued pursuant to the Repurchase.  The Repurchase shares were exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Name	Shares of Common Stock
Charles R. Cronin Jr.	54,953,990
James Michael Whitfield	15,094386
Harvey Dale Cheek	17,725,860
Dr. Earl Beaver	3,267,876
TOTAL	91,042,112

Item 5.01 Changes in Control of Registrant

On September 30, 2013 Habanero Properties LTD entered into an Assignment and Assumption Agreement with Harvey Dale Cheek, and Charles R. Cronin, Jr. (the “Assignment”).  Pursuant to the Assignment, Habanero Properties LTD acquired 102,693,795 shares of Common Stock equal to 52.38% of the Company.  As a result of the acquisition of these shares pursuant to the Assignment, a change of control of the Company has occurred and Habanero Properties LTD is now our majority shareholder. A copy of the Assignment and Assumption Agreement is attached to this Form 8-K as Exhibit 10.2.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2013 in connection with the acquisition by Habanero Properties LTD. of approximately 52.38% of the issued and outstanding shares of common stock of the Registrant each of the Officers and Directors of the Company tendered their resignation, with the understanding that such resignation would be effective immediately for the Officers.  The resignations for the Directors shall be effective at least 10 days after the Registrant has both (1) filed an information statement on Schedule 14F 1 (the "Information Statement") with the Securities and Exchange Commission (the "SEC") and (2) delivered the Information Statement to the Registrant’s stockholders. Immediately prior to tendering their resignation, the Board of directors unanimously approved the appointment of three new Officers and three new Directors effective immediately.

Appointment of Directors

•	Jim Ricketts
•	Sarah Myers
•	Steven Frye

Appointment of Officers

•	Steven Frye – Chief Executive Officer (President)
•	Sarah Meyers – Chief Operations Officer (Secretary)
•	Josh Stocks – Chief Information Officer (Treasurer)

Acceptance of Resignation (Directors are subject to filing and delivery of the Corporation’s Schedule 14f-1)

•	Charles R. Cronin, Jr.– Chairman of the Board of Directors
•	James Michael Whitfield – Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
•	Tracy Williams – Vice President, Secretary and Director
•	Harvey Dale Cheek – Director
•	Karl Johnson – Director
•	Fiona Sutton – Director

These resignations were not made in connection with any specific disagreement with the issuer. A copy of each respective resignation letter is attached hereto as Exhibit 5.01, 5.02, 5.03, 5.04, 5.05 and 5.06.

Information About Our New Officers and Directors

Steven Frye, 45 Chief Executive Officer (President).  Mr. Frye graduated from the University of Southern California, Los Angeles in 1992 with a B.S. in Business Administration.  He began his career at Lehman Brothers in the Los Angeles, CA office where he worked while attending classes.  He was licensed as a securities broker in 1992 while working for Lehman Brothers.  In 1998 Mr. Frye began working as a business consultant, specializing in small and microcap equities which he continues to focus on today.

Sarah Meyers, 28 Chief Operations Officer (Secretary).  Ms. Meyers began her career with SMA Alliance, as a Co-Founder in 2009.  She focused primarily on Project and Technology Management, Graphic Design, Customer Support, US Marketing and Legal Compliance.  Since 2012 Ms. Meyers began working with Baker Myers & Associates where she focuses on Project Management for ClassifiedRide, Autoglance and CarCollect.  She also continues to provide Graphic Design, Customer Support, Sales Support and Legal Compliance services to Baker Meyers & Associates.

Josh Stocks, 32 Chief Information Officer (Treasurer).  Mr. Stocks brings a wealth of IT experience to the Company including Perl script development, application development, database administration, project management in a wide variety of business applications.  Mr. Stocks Perl scripts and applications are developed to work with online and local databases for the purpose of website interaction and include the set-up and maintenance with several database platforms such as MySQL, MS-SQL, MonogDB, and PostgreSQ and XEN, VM and HyperV servers.

James G. Ricketts Ph.D., 75 Director.  Dr. Ricketts has had a diverse career path spanning multiple areas, including education, government and the private sector. After college he entered the education field while still furthering his studies at the graduate level. While completing his doctorate he held executive level positions in education. In the government capacity he has held numerous administrative and management level posts which resulted in his being appointed to cabinet level positions in two states. In the private sector he conceptualized and designed a RF tracking system which he then applied for and received a patent for this technology. Ultimately he founded the resulting company which developed under his supervision from a patent level startup to the actual sales and marketing of the product. Dr. Ricketts has held positions as President and CEO and served on the Board of Directors of several public companies, first  as a Director and then two times as Chairman of the Board .

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 30, 2013, the Board of Directors of the Company voted to adopt a new set of bylaws for the Company.  The new bylaws became effective immediately upon adoption.  Attached as Exhibit 3.2 is a copy of the Form of Bylaws of the Registrant.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Index

Exhibit - 10.1	Form of Repurchase Agreement

Exhibit - 10.2	Assignment and Assumption Agreement

Exhibit - 5.01	Resignation Letter for Charles R. Cronin, Jr.

Exhibit - 5.02	Resignation Letter for James Michael Whitfield

Exhibit - 5.03	Resignation Letter for Tracy Williams

Exhibit - 5.04	Resignation Letter for Harvey Dale Cheek

Exhibit - 5.05	Resignation Letter for Karl Johnson

Exhibit - 5.06	Resignation Letter for Fiona Sutton

Exhibit - 3.2	Form of Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dynamic Energy Alliance Corporation

Date: October 2, 2013	By:	/s/ Steven Frye
Steven Frye
Chief Executive Officer

Exhibit Index

Exhibit - 10.1	Form of Repurchase Agreement

Exhibit - 10.2	Assignment and Assumption Agreement

Exhibit - 5.01	Resignation Letter for Charles R. Cronin, Jr.

Exhibit - 5.02	Resignation Letter for James Michael Whitfield

Exhibit - 5.03	Resignation Letter for Tracy Williams

Exhibit - 5.04	Resignation Letter for Harvey Dale Cheek

Exhibit - 5.05	Resignation Letter for Karl Johnson

Exhibit - 5.06	Resignation Letter for Fiona Sutton

Exhibit - 3.2	Form of Bylaws